Ehhibit 10.1

PURCHASE AGREEMENT

THIS AGREEMENT is made as of the 19th day of November 2004 by and between KFx, Inc. (the “Company”), a corporation organized under the laws of the State of Delaware, with its principal offices at 55 Madison Street, Suite 745, Denver, Colorado 80206, and the purchaser whose name and address is set forth on the signature page hereof (the “Purchaser”).

IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

SECTION 1. Authorization of Sale of the Shares. Subject to the terms and conditions of this Agreement and the Other Agreements (as defined below), the Company has authorized the issuance and sale of up to 4,000,000 shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”), of the Company. The Company reserves the right to increase or decrease the number of shares of Common Stock sold in this private placement prior to the Closing Date.

SECTION 2. Agreement to Sell and Purchase the Shares. At the Closing (as defined in Section 3), the Company will issue and sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares (at the purchase price) shown below:

Number to Be Purchased	Price Per Share In Dollars	Aggregate Price
	$12.00	$

The Company proposes to enter into the same form of purchase agreement with certain other investors (the “Other Purchasers”) and expects to complete sales of the Shares to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the “Purchasers,” and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the “Agreements.” The term “Placement Agent” shall mean Jefferies & Company, Inc.

SECTION 3. Delivery of the Shares at the Closing. The completion of the purchase and sale of the Shares (the “Closing”) shall occur at the offices of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104 as soon as practicable and as agreed to by the parties hereto, within three business days following the execution of the Agreements, or on such later date or at such different location as the parties shall agree in writing, but not prior to the date that the conditions for Closing set forth below have been satisfied or waived by the appropriate party (the “Closing Date”).

At the Closing, the Company shall deliver to the Purchaser one or more stock certificates registered in the name of the Purchaser, or, if so indicated on the Stock Certificate Questionnaire attached hereto as Appendix I, in such nominee name(s) as designated by the Purchaser, representing the number of Shares set forth in Section 2 above and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(2) thereof and Rule 506 thereunder. The name(s) in which the stock certificates are to be registered are set forth in the Stock Certificate Questionnaire attached hereto as Appendix I. The Company’s obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased hereunder; and (b) completion of the purchases and sales under the Agreements of at least 2,000,000 Shares. The Purchaser’s obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the following conditions, any one or more of which may be waived by the Purchaser: (a) each of the representations and warranties of the Company made herein shall be accurate as of the Closing Date; (b) the delivery to the Purchaser by counsel to the Company of a legal opinion in a form reasonably satisfactory to counsel to the Placement Agent; and (c) the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing and (d) completion of the purchases and sales under the Agreements of at least 2,000,000 Shares. The Purchaser’s obligations hereunder are expressly not conditioned on the purchase by any or all of the Other Purchasers of the Shares that they have agreed to purchase from the Company.

SECTION 4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

4.1 Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (as defined herein). The material subsidiaries of the Company are listed on Exhibit A (each a “Subsidiary” and collectively, the “Subsidiaries”). Each Subsidiary is a direct or indirect wholly owned subsidiary of the Company. Each Subsidiary is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is qualified to do business as a foreign entity in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. For purposes of this Agreement, the term “Material Adverse Effect” shall mean a material adverse effect upon the business, financial condition, properties or results of operations of the Company and its Subsidiaries, taken as a whole.

4.2 Authorized Capital Stock. Except as disclosed in or contemplated by the Confidential Private Placement Memorandum, dated November 19, 2004 prepared by the Company, including all exhibits, supplements and amendments thereto (the “Private Placement Memorandum”), the Company had outstanding the capital stock set forth under the heading “Capitalization” in the Private Placement Memorandum as of the date set forth therein; the issued and outstanding shares of the Company’s Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Private Placement Memorandum. Other than pursuant to plans or agreements described in the Private Placement Memorandum, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company’s stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, set forth in the Private Placement Memorandum accurately and fairly presents all material information with respect to such plans, arrangements, options and rights. With respect to each Subsidiary, (i) all the issued and outstanding shares of each Subsidiary’s capital stock or other equity interests have been duly authorized and validly issued, are fully paid and, in the case of each Subsidiary that is a corporation, nonassessable, have been issued in compliance with applicable federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and (ii) there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of any Subsidiary’s capital stock or other equity interests or any such options, rights, convertible securities or obligations.

4.3 Issuance, Sale and Delivery of the Shares. The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and free and clear of all pledges, liens, restrictions and encumbrances (other than restrictions on transfer under state and/or federal securities laws), and will conform in all material respects to the description thereof set forth in the Private Placement Memorandum. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. Except as otherwise disclosed in the Private Placement Memorandum or the Schedule of Exceptions, no stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company’s intent to file the registration statement to be filed by it pursuant to Section 7.1 (the “Registration Statement”)) to require the Company to register the sale of any shares owned by such stockholder under the Securities Act of 1933, as amended (the “Securities Act”) in the Registration Statement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

4.4 Due Execution, Delivery and Performance of this Agreement. The Company has full legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provision of the certificate of incorporation or bylaws of the Company or any of its Subsidiaries and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company or any of its Subsidiaries pursuant to the terms or provisions of, and will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under (i) any agreement, lease, franchise, license, permit or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties may be bound or affected and in each case which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (ii) any statute or any judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its Subsidiaries or any of their respective properties where such conflict, breach, violation or default would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the blue sky laws and federal securities laws applicable to the offering of the Shares. Upon the execution and delivery of this Agreement, and assuming the valid execution thereof by the Purchaser, this Agreement will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be limited by federal or state securities laws or the public policy underlying such laws.

4.5 Accountants. The firm of Deloitte & Touche LLP, which has expressed its opinion with respect to the consolidated financial statements to be included or incorporated by reference in the Registration Statement and the prospectus which forms a part thereof, as may be supplemented or amended (the “Prospectus”), is an independent accountant as required by the Securities Act and the rules and regulations promulgated thereunder (the “Rules and Regulations”).

4.6 No Defaults. Except as disclosed in the Private Placement Memorandum, neither the Company nor any of its Subsidiaries is in violation or default of any provision of its certificate of incorporation, bylaws or equivalent organizational documents, or in breach of or default with respect to any provision of any agreement, judgment, decree, order, lease, franchise, license, permit or other instrument to which it is a party or by which it or any of its properties are bound which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and there does not exist any state of facts which, with notice or lapse of time or both, would constitute an event of default on the part of the

Company or any of its Subsidiaries as defined in such documents and which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

4.7 Contracts. Except as disclosed in the Private Placement Memorandum, the Company and its Subsidiaries have no material contracts that are required to be filed with the Securities and Exchange Commission (the “Commission”). All contracts described in the Private Placement Memorandum that are material to the Company and its Subsidiaries, taken as a whole, are in full force and effect on the date hereof; and neither the Company nor any of its Subsidiaries is, nor, to the Company’s knowledge, is any other party in breach of or default under any of such contracts which breach or default would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

4.8 No Actions. Except as disclosed in the Private Placement Memorandum, (a) there are no legal or governmental actions, suits or proceedings pending against the Company or any Subsidiary and (b) to the Company’s knowledge, there are no legal or governmental inquiries, investigations, actions, suits, or proceedings threatened against the Company or any of its Subsidiaries or of which property owned or leased by the Company or any of its Subsidiaries is subject, or related to environmental or discrimination matters, which actions, suits or proceedings, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; and no labor disturbance by the employees of the Company exists or, to the Company’s knowledge, is imminent which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

4.9 Properties. The Company and the Subsidiaries have good and marketable title to all properties and assets reflected as owned in the financial statements included in the Private Placement Memorandum, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in the financial statements included in the Private Placement Memorandum or otherwise in the Private Placement Memorandum, or (ii) those which are not material in amount and do not adversely affect the use of such property by the Company and its Subsidiaries. Each of the Company and its Subsidiaries holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to its business taken as a whole. Except as disclosed in the Private Placement Memorandum, the Company leases all such properties as are necessary to its operations as now conducted.

4.10 No Material Change. Since September 30, 2004, and except as disclosed in the Private Placement Memorandum (i) the Company and its Subsidiaries have not incurred any material liabilities or obligations, indirect, or contingent which is not in the ordinary course of business or which would reasonably be expected to result in a material reduction in the future earnings of the Company and its Subsidiaries; (ii) neither the Company nor any Subsidiary has entered into any transaction which is not in the ordinary course of business (iii) the Company and its Subsidiaries have not sustained any material loss or interference with their businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iv) the Company and its Subsidiaries have not paid or declared any dividends or other distributions with respect to their capital stock and neither the Company nor any of its Subsidiaries is in default in the payment of principal or interest on any outstanding debt obligations; (v) (x) there has not been any change in the capital stock of the Company or any of its Subsidiaries other than the sale of the Shares hereunder, shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company’s Board of Directors and repurchases of shares or options pursuant to repurchase plans already approved by the Company’s Board of Directors, in each case, which plans have been disclosed in the Private Placement Memorandum, or (y) there has not been any incurrence of indebtedness not incurred in the ordinary course of business or that is material to the Company and its Subsidiaries, taken as a whole; and (vi) there has not been any other event which has caused a Material Adverse Effect.

4.11 Intellectual Property. Except as disclosed in the Private Placement Memorandum: (i) the Company owns, or has obtained valid and enforceable licenses or options for, the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of the Company’s business as currently conducted (collectively, the “Intellectual Property”); and (ii) (a) there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company for the products described in the Private Placement Memorandum that would preclude the Company from conducting its business as currently conducted and which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, except for the ownership rights of the owners of the Intellectual Property licensed to or optioned by the Company; (b) to the Company’s knowledge, there are currently no sales of any products that would constitute an infringement by third parties of any Intellectual Property owned, licensed or optioned by the Company, which infringement would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any Intellectual Property owned, licensed or optioned by the Company, other than claims which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company, other than non-material actions, suits, proceedings and claims; and (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material actions, suits, proceedings and claims.

4.12 Compliance. Each of the Company and its Subsidiaries is conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting its business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

4.13 Taxes. Each of the Company and its Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and neither the Company nor any of its Subsidiaries has any tax deficiency which has been, or to its knowledge might be, asserted or threatened against it which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

4.14 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been complied with.

4.15 Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

4.16 Offering Materials. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares other than the Private Placement Memorandum or any amendment or supplement thereto. Neither the Company nor any person acting on its behalf has in the past or will hereafter take any action independent of the Placement Agent to sell, offer for sale or solicit offers to buy any securities of the Company which would subject the offer, issuance or sale of the Shares, as contemplated by this Agreement, to the registration requirements of Section 5 of the Securities Act.

4.17 Insurance. The Company and its Subsidiaries maintain insurance of the types and in the amounts that the Company reasonably believes is adequate for their businesses, including, but not limited to, insurance covering all real and personal property leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

4.18 Additional Information. The information contained in the following documents, which the Placement Agent has furnished to the Purchaser, or will furnish prior to the Closing, does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, as of their respective final dates:

(a) the Company’s Annual Report on Form 10-K for the year ended December 31, 2003;

(b) the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004;

(c) the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004;

(d) the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004;

(e) the Company’s Definitive Proxy Statement on Schedule 14A filed on April 20, 2004;

(f) the Private Placement Memorandum, including all addenda and exhibits thereto (other than the Purchase Agreement and the Appendices); and

(g) the current reports on Form 8-K filed by the Company with the Commission since December 31, 2003 but prior to the date hereof.

4.19 Price of Common Stock. The Company has not taken, and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of the Common Stock to facilitate the sale or resale of the Shares.

4.20 Corporate Legal Opinion. As a condition to the Purchaser’s obligation to purchase the Shares, legal counsel to the Company will deliver one or more legal opinions to the Placement Agent and Purchaser in a form reasonably satisfactory to the Placement Agent and its counsel. Such opinions shall also state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser

4.21 Certificate. At the Closing, the Company will deliver to Purchaser a certificate executed by the chief executive officer and the chief financial or accounting officer of the Company, dated as of the Closing Date, in form and substance reasonably satisfactory to the Purchaser, to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct as of the date of this Agreement and as of the Closing Date and that the Company has complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

4.22 Reporting Company; Form S-3. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has filed all reports required thereby. The Company is eligible to register the Shares for resale by the Purchaser on a registration statement on Form S-3 under the Securities Act. There exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant’s consents) that reasonably could be expected to prohibit or delay the preparation and filing of a registration statement on Form S-3 that will be available for the resale of the Shares by the Purchaser.

4.23 Use of Proceeds. The Company shall use the proceeds from the sale of Shares as described under “Use of Proceeds” in the Private Placement Memorandum.

4.24 Non-Public Information. Except for the offer and possible sale of the Shares as described in the Private Placement Memorandum, the Company has not disclosed to the Purchaser, whether in the Private Placement Memorandum or otherwise, information that would constitute material non-public information as of the Closing Date.

4.25 Use of Purchaser Name. Except in the Registration Statement, the Prospectus and as may be required by applicable law or regulation, the Company shall not use the Purchaser’s name or the name of any of its affiliates in any advertisement, announcement, press release or other similar public communication unless it has received the prior written consent of the Purchaser for the specific use contemplated or as otherwise required by applicable law or regulation.

4.26 Related Party Transactions. No transaction has occurred between or among the Company, any of the Subsidiaries and their affiliates, officers or directors or any affiliate or affiliates of any such officer or director that is required to have been described under applicable securities laws in its Exchange Act filings and is not so described in such filings.

4.27 Off-Balance Sheet Arrangements. There is no transaction, arrangement or other relationship between the Company or any Subsidiary and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect (and no such transaction, arrangement or relationship has occurred since the time periods covered by such filings that is required to be reported in an upcoming Exchange Act filing). There are no such transactions, arrangements or other relationships with the Company or any Subsidiary that may create contingencies or liabilities that are not otherwise disclosed by the Company in its Exchange Act filings (and no such transaction, arrangement or relationship has occurred since the time periods covered by such filings that is required to be reported in an upcoming Exchange Act filing).

4.28 Governmental Permits, Etc. Each of the Company and its Subsidiaries has all franchises, licenses, certificates and other authorizations from such federal, state or local government or governmental agency, department or body that are currently required for the operation of the business of the Company and its Subsidiaries as currently conducted, except where the failure to posses currently such franchises, licenses, certificates and other authorizations would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company and its Subsidiaries have not received any notice of proceedings relating to the revocation or modification of any such permit which, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

4.29 Financial Statements. The consolidated financial statements of the Company and the related notes contained in its Exchange Act filings present fairly, in accordance with generally accepted accounting principles, the consolidated financial position of the Company and its Subsidiaries as of the dates indicated, and the results of their operations, cash flows and the changes in stockholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such consolidated financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

4.30 Listing. The Company shall comply with all requirements of the American Stock Exchange with respect to the issuance of Shares and shall use its best efforts to have the Shares listed on the American Stock Exchange on or before the first date that the Registration Statement is declared effective by the Commission. The Common Stock is presently listed on the American Stock Exchange.

4.31 Sarbanes-Oxley Act. The Chief Executive Officer and the Chief Financial Officer of the Company have signed, and the Company has furnished to the Commission, all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, and neither the Company nor any of its officers have received notice from any governmental entity questioning or challenging the accuracy, completeness form or manner of filing or submission of such certifications.

4.32 ERISA Compliance. Each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its Subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

SECTION 5. Representations, Warranties and Covenants of the Purchaser. (a) The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and comparable entities, has had the opportunity to request, receive, review and consider all information it deems relevant in making an informed decision to purchase the Shares and acknowledges that the documents filed with the Commission and referenced in Section 4.18 hereof (Additional Information) are specifically incorporated by reference in the Private Placement Memorandum; (ii) the Purchaser is acquiring the number of Shares set forth in Section 2 above in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting the Purchaser’s right to sell pursuant to the Registration Statement or in compliance with the Securities Act and the Rules and Regulations, or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser’s right to indemnification under Section 7.3); (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, nor will the Purchaser engage in any short sale that results in a disposition of any of the Shares by the Purchaser, except in compliance with the Securities Act and the Rules and Regulations and any applicable state securities laws; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire attached hereto as part of Appendix I, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement, or as applicable, any amendment thereto, and the Purchaser will notify the Company immediately of any material change in any such information provided in the Registration Statement Questionnaire until such time as the Purchaser has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; (v) the Purchaser has, in connection with its decision to purchase the number of Shares set forth in Section 2 above, relied solely upon the Private Placement Memorandum and the documents included therein or incorporated by reference and the representations and warranties of the Company contained herein and is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or any other general solicitation or general advertisement; (vi) the Purchaser has had an opportunity to discuss this investment with representatives of the Company and ask questions of them; (vii) the Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act; (viii) the Purchaser has not incurred any obligation for any finder’s or broker’s or agent’s fees or commissions in connection with the Offering; (ix) the Purchaser acknowledges that no oral or written representations have been made to the Purchaser in connection with the offering of the Shares which were in any way inconsistent with the information reviewed by the Purchaser; (x) the Purchaser acknowledges that the Purchaser is not relying on the Company, any Other Purchaser or potential purchaser, or on any legal or other opinion in the materials reviewed by the Purchaser with respect to the financial or tax considerations of the Purchaser relating to its investment in the Shares; and (xi) the Purchaser agrees to notify the Company immediately of any change in any of the foregoing information until such time as the Purchaser has sold all of its Shares or the Company is no longer required to keep the Registration Statement effective.

(b) The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

(c) The Purchaser understands that the information contained in the Private Placement Memorandum is strictly confidential and proprietary to the Company and has been prepared from the Company’s publicly available documents and other information and is being submitted to the Purchaser solely for such Purchaser’s confidential use. The Purchaser agrees to use the information contained in the Private Placement Memorandum for the sole purpose of evaluating a possible investment in the Shares and the Purchaser hereby acknowledges that it is prohibited from reproducing or distributing the Private Placement Memorandum, this Agreement, or any other offering materials or other information provided by the Company in connection with the Purchaser’s consideration of its investment in the Company, in whole or in part, or divulging or discussing any of their contents, except to its financial, investment or legal advisors in connection with its proposed investment in the Shares. Further, the Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering must be kept strictly confidential. The Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding this offering. In addition, the Purchaser hereby acknowledges that unauthorized disclosure of information regarding this offering may result in a violation of Regulation FD. The obligations set forth above in this Section 5(c) will terminate upon the filing by the Company of a press release or press releases describing this offering, which shall be filed by the Company no later than November 22, 2004 pursuant to Section 7.1(h). In addition to the above, the Purchaser shall maintain in confidence the receipt and content of any notice of a Suspension (as defined in Section 5(h) below). The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose; provided, however, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or any other applicable legal procedure, it shall provide the Company with prompt notice of any such request or order in time sufficient to enable the Company to seek an appropriate protective order.

(d) The Purchaser understands that its investment in the Shares involves a significant degree of risk, including a risk of total loss of the Purchaser’s investment, and the Purchaser has full cognizance of and understands all of the risk factors related to the Purchaser’s purchase of the Shares, including, but not limited to, those set forth under the caption “Risk Factors” in the Private Placement Memorandum. The Purchaser understands that the market price of the Common Stock has been volatile and that no representation is being made as to the future value of the Common Stock. The Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has the ability to bear the economic risks of an investment in the Shares.

(e) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

(f) The Purchaser understands that, until such time as the Registration Statement has been declared effective or the Shares may be sold pursuant to Rule 144(k) under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares will bear a restrictive legend in substantially the following form:

“The Shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state or other jurisdiction. The Shares may not be offered, sold, pledged or otherwise transferred except (i) pursuant to an exemption from registration under the Securities Act or (ii) pursuant to an effective registration statement under the Securities Act, in each case in accordance with all applicable securities laws of the states and other jurisdictions, and in the case of a transaction exempt from registration, unless the Company has received an opinion of counsel reasonably satisfactory to it that such transaction does not require registration under the Securities Act and such other applicable laws.”

(g) The Purchaser’s principal executive offices are in the jurisdiction set forth immediately below the Purchaser’s name on the signature pages hereto.

(h) The Purchaser hereby covenants with the Company not to make any sale of the Shares under the Registration Statement without complying with the provisions of this Agreement and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate Purchaser’s Certificate of Subsequent Sale: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement, the Securities Act and any applicable state securities or blue sky laws and (B) the requirement of delivering a current prospectus has been satisfied. The Purchaser will notify the Company promptly after the sale of all of its Shares. The Purchaser acknowledges that there may occasionally be times when the Company may need to suspend the use of the Prospectus forming a part of the Registration Statement (a “Suspension”) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to said Prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the Suspension of the use of said Prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said Prospectus. Notwithstanding the foregoing, the Company agrees that no Suspension shall be for a period of longer than 60 consecutive days, there shall be no more than two Suspensions during any twelve month period and the Company shall use best efforts to lift any such Suspension as soon as practicable following such Suspension. Nothing in this paragraph shall be interpreted to restrict or prohibit the Purchaser from selling any of the Shares in a private transaction in compliance with applicable laws and otherwise in accordance with the other provisions of this Agreement.

(i) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) the making and performance of this Agreement by the Purchaser and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party, or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Purchaser, (iii) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required on the part of the Purchaser for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, (iv) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except to the extent enforcement of the indemnification provisions, set forth in Section 7.3 of this Agreement, may be limited by federal or state securities laws or the public policy underlying such laws, and (v) there is not in effect any order enjoining or restraining the Purchaser from entering into or engaging in any of the transactions contemplated by this Agreement.

(j) The Purchaser further represents and warrants that at no time during the 30 days prior to the Closing has the Purchaser engaged in or effected, in any manner whatsoever, directly or indirectly, in any “short sale” (as such term is defined in Rule 3b-3 of the Exchange Act) of the Common Stock (a “Short Sale”).

(k) From and after the Closing, for so long as the Purchaser continues to hold any Shares acquired hereunder, the Purchaser will not, nor will it knowingly through its affiliates engage in any Short Sales, except on those days (each a “Permitted Day”) on which the aggregate short position with respect to the Common Stock of the Purchaser prior to giving effect to any Short Sales by the Purchaser on such Permitted Day does not exceed such Purchaser’s Permitted Share Position (as defined below) on such Permitted Day; provided, however, that the Purchaser will only be entitled to engage in transactions that constitute Short Sales on a Permitted Day to the extent that following such transaction, the aggregate short position with respect to the Common Stock of the Purchaser does not exceed such Purchaser’s Permitted Share Position. For purposes of Section 5(k), the Purchaser’s “Permitted Share Position” means, with respect to any date of determination, the number of shares of Common Stock owned by the Purchaser (including Shares).

(l) For a period of one year from the Closing Date, the Purchaser will not, without the prior written consent of the Company (i) propose to enter into any acquisition of all or substantially all of the assets or stock of the Company or a merger or other business combination involving the Company; (ii) seek to control the management, Board of Directors or policies of the Company; or (iii) form, join or in any way participate in a “group” (within the meaning of Section 13(d) (3) of the Securities Act of 1934) with respect to any securities of the Company in connection with any of the foregoing. Notwithstanding the foregoing, this section shall not restrict the Purchaser’s acquisition or disposition of shares of the Company’s Common Stock through open market purchases or sales.

SECTION 6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefore.

SECTION 7. Registration of the Shares; Compliance with the Securities Act.

7.1 Registration Procedures and Expenses. The Company shall:

(a) as soon as reasonably practicable, but in no event later than thirty (30) days following the Closing Date, prepare and file with the Commission the Registration Statement on Form S-3 relating to the sale of the Shares by the Purchaser and the Other Purchasers from time to time on the American Stock Exchange or the facilities of any national securities exchange on which the Common Stock is then traded or in privately-negotiated transactions;

(b) use its best efforts, subject to receipt of necessary information from the Purchasers and notwithstanding the liquidated damages provision of this paragraph, to cause the Commission to declare the Registration Statement effective by the date which is 120 days after the Closing Date (the “Effectiveness Target Date”). If the Commission does not declare the Registration Statement effective by the Effectiveness Target Date, the Company shall become obligated to pay to each “Holder” (defined in Section 7.2(b)) an amount in cash, as liquidated damages and not as a penalty, equivalent to 1% of the aggregate purchase price paid by such Holder for any Shares then held by such Holder for each full month that effectiveness is delayed beyond the Effectiveness Target Date (pro-rated on a daily basis for partial months). The Company shall pay in full any liquidated damages pursuant to this Section 7.1(b) within 30 days after the date on which the Company becomes obligated to pay such damages.

(c) use its best efforts to promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earliest of (i) two years after the effective date of the Registration Statement, or (ii) such time as the Shares become eligible for resale by non-affiliates pursuant to Rule 144(k) under the Securities Act of 1933, as amended;

(d) furnish to the Purchaser with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser;

(e) file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f) bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any;

(g) file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof to the Purchaser promptly after filing;

(h) issue a press release describing the transactions contemplated by this Agreement on the Closing Date; and

(i) make available, while the Registration Statement is effective and available for resale, its Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer for questions regarding information which the Purchaser may reasonably request in order to fulfill any due diligence obligation on its part.

The Company understands that the Purchaser disclaims being an underwriter, but the Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder. A draft of the proposed form of the Registration Statement is included in the Private Placement Memorandum and a questionnaire related thereto to be completed by the Purchaser is attached hereto as Appendix I.

7.2 Transfer of Shares and Registration Rights.

(a) The Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act or any applicable state securities laws, except as contemplated in the Registration Statement referred to in Section 7.1 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

(b) Subject to the provisions of this Agreement, the Purchaser may assign the registration rights with respect to the Shares to any party or parties to which it may from time to time transfer the Shares, provided that the transferee agrees in writing with the Company to be bound by the applicable provisions of this Agreement regarding such registration rights and indemnification relating thereto. Upon assignment of any registration rights pursuant to this Section 7.2(b), the Purchaser shall deliver to the Company a notice of such assignment which includes the identity and address of any assignee and such other information reasonably requested by the Company in connection with effecting any such registration (collectively, the Purchaser and each such subsequent holder is referred to as a “Holder”). Notwithstanding anything to the contrary herein, the rights of a Holder pursuant to Section 7.1 and Section 7.2 may be assigned only to a transferee or assignee of any Shares if such transferee or assignee acquires at least 250,000 shares of such Holder’s Shares (equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like) or less if the shares being transferred constitute all of such transferring Holder’s Shares.

7.3 Indemnification. For the purpose of this Section 7.3:

(i) the term “Purchaser/Affiliate” shall mean any affiliate of the Purchaser, including a transferee who is an affiliate of the Purchaser, and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

(ii) the term “Registration Statement” shall include any preliminary prospectus, final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 7.1.

(a) The Company agrees to indemnify and hold harmless each Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or Purchaser/Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the prior written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations or warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will promptly reimburse each such Purchaser and each such Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such Purchaser/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or (ii) the failure of the Purchaser to comply with the covenants and agreements contained in Sections 5 or 7.2 of this Agreement or other Agreements, as applicable, or (iii) the inaccuracy of any representation or warranty made by the Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

(b) Each Purchaser will severally indemnify and hold harmless the Company, each of its directors, each of its executive officers, including such officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure by such Purchaser to comply with the covenants and agreements contained in Sections 5 or 7.2 hereof, or (ii) the inaccuracy of any representation or warranty made by such Purchaser herein, or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

(c) Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7.3 to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (not including counsel located in the venue of the claim or action), reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved in writing the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the private placement of Common Stock hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement and/or the Registration Statement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Shares purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the “Difference”) between the amount such Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company, on the one hand, and each Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers’ obligations to contribute pursuant to this Section 7.3 are several and not joint.

7.4 Termination of Conditions and Obligations. The restrictions imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the passage of two years from the effective date of the Registration Statement or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

7.5 Information Available. So long as the Registration Statement is effective covering the resale of Shares owned by the Purchaser, the Company will furnish to the Purchaser:

(a) as soon as practicable after available (but in the case of the Annual Report to the Stockholders, within 150 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, upon the request of Purchaser, its Annual Report on Form 10-K, (iii) upon request of Purchaser, its quarterly reports on Form 10-Q, and (iv) a full copy of the Registration Statement (the foregoing, in each case, excluding exhibits);

(b) upon the reasonable request of the Purchaser, a reasonable number of copies of the Prospectuses, and any supplements thereto, to supply to any other party requiring such Prospectuses;

and the Company, upon the reasonable request of the Purchaser and with prior notice, will be available to the Purchaser or a representative thereof at the Company’s headquarters to discuss information relevant for disclosure in the Registration Statement and will otherwise cooperate with any Purchaser conducting an investigation for the purpose of reducing or eliminating such Purchaser’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters, subject to appropriate confidentiality limitations.

7.6 Lost, Stolen, etc. Certificates Evidencing Shares. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any certificate evidencing any Shares owned by Purchaser, and (in the case of loss, theft or destruction) of an unsecured indemnity satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such certificate, if mutilated, the Company will make and deliver in lieu of such certificate a new certificate of like tenor and for the number of Shares evidenced by such certificate which remain outstanding. Purchaser’s agreement of indemnity for losses described in this paragraph shall constitute indemnity satisfactory to the Company for purposes of this Section 7.6.

SECTION 8. Broker’s Fee. The Purchaser acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of the Shares to the Purchaser. The Purchaser and the Company hereby agree that the Purchaser shall not be responsible for such fee and that the Company will indemnify and hold harmless the Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or Purchaser/Affiliate may become subject with respect to such fee. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

SECTION 9. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon delivery to the party to be notified; (ii) when received by confirmed facsimile or (iii) one (1) business day after deposit with a nationally recognized overnight carrier, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the Company and the Purchaser as follows or at such other addresses as the Company or the Purchaser may designate upon ten (10) days’ advance written notice to the other party:

(a) if to the Company, to:

KFx, Inc.

55 Madison Street, Suite 745

Denver, Colorado 80206

Attn: Theodore Venners, Chief Executive Officer

Facsimile:

with copies to:

John J. Hentrich, Esq.

Sheppard, Mullin, Richter & Hampton LLP

12544 High Bluff Drive, Suite 300

San Diego, California 92130

Facsimile: 858-509-3691

and

Jeffrey J. Peterson, Esq.

BERENBAUM, WEINSHIENK & EASON, P.C.

370 Seventeenth Street, 48th Floor

Denver, Colorado 80202

Fax: 303.629.7610

(b) if to the Purchaser, at its address as set forth at the end of this Agreement. If the Purchaser’s address changes, the Purchaser shall notify the Company in writing within thirty (30) days of such change.

SECTION 10. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser. No provision hereunder may be waived other than in a written instrument executed by the waiving party.

SECTION 11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

SECTION 12. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal law of the United States of America.

SECTION 14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered (including by facsimile) to the other parties.

SECTION 15. Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.

SECTION 16. Assignment. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective permitted successors, assigns, heirs, executors and administrators. This Agreement and the rights of the Purchaser hereunder may be assigned by the Purchaser only with the prior written consent of the Company, except such consent shall not be required (i) in cases of assignments by an investment adviser to a fund for which it is the adviser or by or among funds that are under common control, provided that such assignee agrees to be bound by the terms of this Agreement and gives notice to the Company of any such assignment; and (ii) in cases of assignments in connection with the permissible transfer of Shares hereunder, subject to the terms and conditions of the other provisions of this Agreement.

SECTION 17. Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

KFx, INC.

By
Name:
Title:

Print or Type:

Name of Purchaser (Individual or Institution):

Name of Individual representing Purchaser (if an Institution):

Title of Individual representing Purchaser (if an Institution):

Signature by:

Individual Purchaser or Individual representing Purchaser:

Address:

Telephone:

Telecopier:

Appendix I

KFx, INC.

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 3 of the Agreement, please provide us with the following information:

1.	The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:	_____________________________

2.	The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:	_____________________________

3.	The mailing address of the Registered Holder listed in response to item 1 above:	_____________________________

_____________________________

_____________________________

_____________________________

4.	The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:	_____________________________

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Appendix I

KFx, Inc.

REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the preparation of the Registration Statement, please provide us with the following information:

SECTION 1. Pursuant to the “Selling Stockholder” section of the Registration Statement, please state your or your organization’s name exactly as it should appear in the Registration Statement:

________________________________________________________________________________________________________

SECTION 2. Please provide the number of shares of the Company’s Common Stock that you or your organization will “beneficially” own (see definition below) immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

________________________________________________________________________________________________________

SECTION 3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

☐ Yes    ☐ No

If yes, please indicate the nature of any such relationships below:

________________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________

SECTION 4. As to the shares of Common Stock indicated as being beneficially owned in Section 2 above, does any person other than the person identified in Section 1 have

4.1 the sole or shared power to vote or to direct the vote of any such securities?

Yes ☐    No ☐

Or

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4.2 the sole or shared power to dispose or to direct the disposition of any such securities (referred to as “dispositive power”)?

Yes ☐    No ☐

If the answer is “Yes” to either of the foregoing questions, please set forth below the name and address of each person who has either such power or with whom the indicated beneficial owner shares such power, together with such number of shares to which such rights relates.

________________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________

Please read the following carefully if you are an entity or a trust:

If you are an entity or a trust, you must list the name of each natural person associated with your entity or trust who has or shares voting or dispositive power with respect to the shares indicated as being beneficially owned in the answer to Section 2. For an investment or holding company, the investment manager(s) would normally be the person(s) who hold(s) or share(s) voting and dispositive power. For a trust, the natural person(s) holding or sharing voting or dispositive power would normally be the trustee(s). For other types of entities, the natural person(s) holding or sharing voting or dispositive power would normally be the officer(s) empowered by the board of directors to make such decisions, or if there is no such officer, each of the directors. Disclosure is required for each natural person who in practice has voting or dispositive power, regardless of that person’s formal title or position within the organization.

Name of Natural Person	Type of Power: Voting/Dispositive/Both	Address	Position or Title

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SECTION 5. In any pending legal proceeding, are you or your organization, or any “affiliates” (see definition below) of you or your organization, a party, or do you or your organization, or any such “associate” (see definition below) of you or your organization, have an interest, adverse to the Company or any affiliate of the Company?

Yes ☐    No☐

If the answer is “Yes,” please describe, and state the nature and amount of, such interest.

________________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________

SECTION 6. Are you directly or indirectly a “broker-dealer” (see definition below) or an affiliate or an associate of a broker-dealer?

Yes ☐    No ☐

If the answer is yes, please respond to each of the questions below:

Please describe your affiliation or association with a broker-dealer, or if you are a broker-dealer, please so state.

Did you purchase the Shares under the Purchase Agreement to be registered in the ordinary course of business?

Yes ☐    No ☐

At the time of the purchase of the shares of Common Stock to be registered, did you have any agreements or understandings, directly or indirectly, with any person to distribute such shares?

Yes ☐    No ☐

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If the answer is yes, please describe such arrangements or understandings below.

If you are a broker-dealer, it is frequently the position of the Staff of the Division of Corporation Finance of the Securities and Exchange Commission that you must be named as an underwriter in the Registration Statement. Do you consent to be named as an underwriter?

Yes ☐    No ☐

SECTION 7. Are you (i) an NASD Member (see definition), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

Answer: [ ] Yes [ ] No If “yes,” please describe below

SECTION 8. Is the plan of distribution of your Shares correctly described in the following excerpt proposed to be included in the Registration Statement?

Yes ☐    No ☐

“PLAN OF DISTRIBUTION

The selling security holders may sell the shares being offered from time to time in one or more transactions:

•	on the American Stock Exchange or otherwise;

•	in the over-the-counter market;

•	in negotiated transactions;

•	through broker-dealers, who may act as agents or principals;

•	through one or more underwriters on a firm commitment or best efforts basis;

•	through the writing of options on shares, whether the options are listed on an options exchange or otherwise; or

•	a combination of such methods of sale.

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The selling security holders may sell the shares at market prices prevailing at the time of sale, at prices related to those market prices or at negotiated prices. The selling security holders also may sell the shares pursuant to Rule 144 adopted under the Securities Act, as permitted by that rule. The selling security holders may effect transactions by selling shares directly to purchasers or to or through broker-dealers. The broker-dealers may act as agents or principals. The broker-dealers may receive compensation in the form of discounts, concessions or commissions from the selling security holders or the purchasers of the shares. The compensation of any particular broker-dealer may be in excess of customary commissions. Because the selling security holders and broker-dealers that participate with the selling security holders in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act, the selling security holders will be subject to the prospectus delivery requirements of the Securities Act. Any commissions received by them and any profit on the resale of shares may be deemed to be underwriting compensation.

The selling security holders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their securities. There is no underwriter or coordinating broker acting in connection with the proposed sale of shares by the selling security holders.

The shares will be sold through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states the shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the shares may not simultaneously engage in market making activities with respect to our common stock for a period of two business days prior to the commencement of such distribution. In addition, each selling shareholder will be subject to applicable provisions of the Exchange Act and the associated rules and regulations under the Exchange Act, including Regulation M, which provisions may limit the timing of purchases and sales of shares of our common stock by the selling security holders. We will make copies of this prospectus available to the selling security holders and have informed them of the need to deliver copies of this prospectus to purchasers at or prior to the time of any sale of the shares.

We will bear all costs, expenses and fees in connection with the registration of the shares. The selling security holders will bear all commissions and discounts, if any, attributable to the sales of the shares. The selling security holders may agree to indemnify any broker-dealer or agent that participates in transactions involving sales of the shares against certain liabilities, including liabilities arising under the Securities Act. The selling security holders have agreed to indemnify certain persons, including broker-dealers and agents, against certain liabilities in connection with the offering of the shares, including liabilities arising under the Securities Act.

Upon notification to us by a selling shareholder that any material arrangement has been entered into with broker-dealers for the sale or purchase of shares, we will file a supplement to this prospectus, if required, disclosing:

•	the name of the participating broker-dealers;

•	the number of shares involved;

•	the price at which such shares were sold;

•	the commissions paid or discounts or concessions allowed to such broker-dealers, where applicable;

•	that such broker-dealers did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus; and

•	other facts material to the transaction.

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In addition, upon being notified by a selling shareholder that a donee or pledgee intends to sell more than 500 shares, we will file a supplement to this prospectus.”

SECTION 9. By initialing below, you agree that you will comply with Regulation M under the Securities Exchange Act of 1934, as amended, in connection with any resales of your stock pursuant to the Registration Statement. The provisions of Regulation M are referenced above in the “Plan of Distribution” contained in Section 8.

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Appendix I (Page 3 of 3)

Definitions:

Affiliate: An “affiliate” of a specified person is a person that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

Associate: The term “associate” means (1) any corporation or organization (except the Company and its subsidiaries) of which you are an officer or partner, or of which you are, directly or indirectly, the owner beneficially of 10% or more of any class of equity securities, (2) any trust or other estate in which you have a beneficial interest or as to which you serve as trustee or in a similar fiduciary capacity, or (3) your spouse, or any relative of yours or of your spouse who shares your home or who is a director or officer of the Company.

Beneficially: The term “beneficially” as applied to an interest in securities describes any interest in the securities in question which entitles you to any of the rights or benefits of ownership, even though you are not the holder or owner of record. Interests in securities held in an estate, trust, or partnership, or by a nominee, are examples of beneficial interests.

If you have any contract, understanding, relationship, agreement, or other arrangement with any other person with respect to securities, pursuant to which you obtain benefits substantially equivalent to the ownership of securities, you should consider such securities as “beneficially owned” by you. For purposes of this questionnaire, you will be regarded as having benefits substantially equivalent to ownership of securities if:

(a) directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise you have or share:

(i)	voting power, which includes the power to vote, or to direct the voting of, the security; or

(ii)	investment power, which includes the power to dispose of, or to direct the disposition of, the security;

(b) you have the right to acquire beneficial ownership of the security, including but not limited to any right to acquire:

(i)	through the exercise of any option, warrant, or right;

(ii)	through the conversion of a security;

(iii)	pursuant to a power to revoke a trust, discretionary account, or similar arrangement; or

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(iv)	pursuant to the automatic termination of a trust, discretionary account, or similar arrangement.

You are also considered to be the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement, or any other contract, arrangement, or device with the purpose or effect of divesting yourself of beneficial ownership of such security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of Section 13(d) or 13(g) of the Securities Exchange Act.

If you have any reason to believe that any interest you have in securities, however remote, might be described as a beneficial interest, please describe such interest.

The Securities and Exchange Commission has taken the view, with which some courts have agreed, that a person may be regarded as the beneficial owner of securities held in the name of the person’s spouse, minor children, or other relatives of the person or the person’s spouse who share the person’s home, if such relationship results in such person obtaining benefits substantially equivalent to ownership of such securities. We will assume, however, that you do not consider that you beneficially own any securities you list in answer to Section 2 as being owned by such persons. If you do consider that you are the beneficial owner of such securities, please list them as being owned by both you and such other person, and indicate that such securities are listed more than once.

Broker-Dealer. The term “broker-dealer” includes “brokers,” as that term is defined in Section 3(a)(4) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “dealers” as that term is defined in Section 3(a)(5) of the Exchange Act.

Control. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended)

NASD Member. The term “NASD member” means any broker-dealer admitted to membership in the National Association of Securities Dealers, Inc. (“NASD”). (NASD Manual, By-laws Article I, Definitions)

Person Associated with a member of the NASD. The term “person associated with a member of the NASD” means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws. (NASD Manual, By-laws Article I, Definitions)

Underwriter or a Related Person. The term “underwriter or a related person” means, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (NASD Interpretation)

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APPENDIX II

[Transfer Agent]

[Address]

Attention:

PURCHASER’S CERTIFICATE OF SUBSEQUENT SALE

The undersigned, [an officer of, or other person duly authorized by]

                                                                                                                                                    hereby certifies

                              [fill in official name of individual or institution]

that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on in accordance with the terms of the Purchase Agreement and in accordance with Registration Statement number

    [date]

                                                                                                                                or otherwise in accordance with

[fill in the number of or otherwise identify Registration Statement]

the Securities Act of 1933, as amended, and, in the case of a transfer pursuant to the Registration Statement, the requirement of delivering a current prospectus by the Company has been complied with in connection with such sale.

Print or Type:

Name of Purchaser (Individual or Institution):

Name of Individual representing Purchaser (if an Institution)

Title of Individual representing Purchaser (if an Institution):

Signature by: Individual Purchaser or Individual representing Purchaser:

EXHIBIT A

Name of Subsidiary	Jurisdiction of Formation
KFx Technology, Inc.	Wyoming
Advanced Coal Processing, Inc. (f/k/a KFx Wyoming, Inc.)	Wyoming
K-Fuel, L.L.C.	Delaware
Landrica Development Company	South Dakota
COGAS, LLC	Wyoming
KFx Plant, LLC	Wyoming
KFx Operating, LLC	Wyoming